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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                   May 2, 2007
                          ----------------------------

                             CEC ENTERTAINMENT, INC.
               (Exact name of registrant as specified in charter)


                            Kansas 0-15782 48-0905805
     (State or other jurisdiction of (Commission File Number) (IRS Employer incorporation or organization) Identification No.)
                            4441 West Airport Freeway
                               Irving, Texas 75062
                     (Address of principal executive offices
                                  and zip code)

                                 (972) 258-8507
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

                                                                   3
Item 2.02:  Results of Operations and Financial Condition

The information furnished in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of such section. On May 1, 2007, CEC Entertainment, Inc. issued a press release announcing financial results for the fiscal first quarter ended April 1, 2007. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01: Financial Statements and Exhibits

(c) Exhibits
99       Press Release of CEC Entertainment, Inc. dated May 1, 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       CEC ENTERTAINMENT, INC.


Date:  May 2, 2007                                   By:/s/Christopher D. Morris
                                                        Christopher D. Morris
                                                        Executive Vice President
                                                        Chief Financial Officer
















                                  EXHIBIT INDEX

Exhibit
Number   Description

99                Press Release of CEC Entertainment, Inc. dated May 1, 2007.